Exhibit 10(y)

[EXECUTION COPY]

AMENDMENT NO. 3

TO

FIVE-YEAR CREDIT AGREEMENT

This AMENDMENT NO. 3, dated as of February 19, 2004 (this “Amendment”), is made by and among VIACOM INC., a Delaware corporation (“Viacom” or the “Borrower”), the banks listed on the signature pages of this Amendment as “Lenders” (the “Lenders”), and JPMORGAN CHASE BANK, as administrative agent for the Lenders (the “Administrative Agent”).

PRELIMINARY STATEMENT:

Viacom, Viacom International Inc., a Delaware corporation (“Viacom International”), the Lenders, the Administrative Agent, Salomon Smith Barney Inc., as Syndication Agent, and Fleet National Bank and Bank of America, N.A., as Co-Documentation Agents, previously entered into that certain Five-Year Credit Agreement, dated as of March 7, 2001, as amended by Amendment No. 1 thereto, dated as of March 5, 2002, and Amendment No. 2 thereto, dated as of February 28, 2003 (as so amended, the “Existing Agreement”; the Existing Agreement, as amended by this Amendment, being referred to herein as the “Amended Agreement”). The Borrower now wishes to amend the Existing Agreement in certain particulars.  The Required Lenders and the Administrative Agent have agreed to such amendments, on the terms and conditions set forth herein.  The parties therefore agree as follows (capitalized terms used but not defined herein having the meanings assigned such terms in the Existing Agreement):

SECTION 1.  Amendments to Existing Agreement.  The Existing Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

(a)                                  New Definitions.  The following new definitions are hereby added to Section 1.1 in the appropriate alphabetical order:

“$3.0 Billion Five-Year Credit Agreement” shall mean the $3,000,000,000 Five-Year Credit Agreement, dated as of February 19, 2004, among Viacom, Viacom International, each subsidiary borrower party thereto, the lenders party thereto, JPMorgan Chase Bank, as administrative agent, Citibank, N.A., as syndication agent, and Bank of America, N.A., Deutsche Bank Securities, Inc. and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as co-documentation agents, as the same may be amended, supplemented, restated or otherwise modified from time to time.

“$3.0 Billion Five-Year Facility Exposure” shall mean on any day the Total Facility Exposure (as defined in the $3.0 Billion Five-Year Credit Agreement), including the aggregate principal amount of Letters of Credit, Revolving Credit Loans, Swingline Loans and Competitive Loans (as such terms are defined in the $3.0 Billion Five-Year Credit Agreement), under the $3.0 Billion Five-Year Credit Agreement on such day.

“$3.0 Billion Five-Year Facility Total Commitment” shall mean on any day the Total Commitment (as defined in the $3.0 Billion Five-Year Credit Agreement) (or, on any day after termination of the Commitments (as defined in the $3.0 Billion Five-Year Credit Agreement), the Total Commitment in effect immediately preceding such termination) under the $3.0 Billion Five-Year Credit Agreement on such day.

“Total Multi-Currency Sublimit” shall mean $1,000,000,000, as such sublimit may be increased or decreased from time to time in accordance with Section 2.13.

(b)                                 Blockbuster Event.  The definition of “Blockbuster Event” contained in Section 1.1 is hereby amended by deleting the phrase “the sale or deconsolidation of Blockbuster Inc. from Viacom” in its entirety and substituting therefor the new phrase “the sale or deconsolidation of Blockbuster Inc. from Viacom (including, without limitation, by way of spin-off or split-off)”.

(c)                                  Business Day.  The definition of “Business Day” contained in Section 1.1 is hereby amended in its entirety to read as follows:

“Business Day” shall mean any day (other than a day which is a Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in New York City; provided, however, that, when used in connection with a Eurocurrency Loan (including a Eurocurrency Loan denominated in Sterling), the term “Business Day” shall also exclude any day on which banks are not open for international business (including dealings in Dollar deposits) in the London interbank market.

(d)                                 Commitment Utilization Percentage.  The definition of “Commitment Utilization Percentage” contained in Section 1.1 is hereby amended in its entirety to read as follows:

“Commitment Utilization Percentage” shall mean on any day the percentage equivalent to a fraction (a) the numerator of which is the sum of (i) the Total Revolving Facility Exposure, including the aggregate outstanding principal amount of Letters of

Credit, Swingline Loans and Competitive Loans, plus (ii) the Total Canadian Facility Exposure, plus (iii) the $3.0 Billion Five-Year Facility Exposure, and (b) the denominator of which is the sum of (i) the sum of the Total Revolving Commitment and the Total Canadian Commitment (or, on any day after termination of the Commitments, the Total Revolving Commitment and the Total Canadian Commitment in effect immediately preceding such termination) plus (ii) the $3.0 Billion Five-Year Facility Total Commitment.

(e)                                  Eurocurrency Rate.  The definition of “Eurocurrency Rate” contained in Section 1.1 is hereby amended by (i) deleting the phrase “in the Paris interbank market” in its entirety and substituting therefor the new phrase “in the London interbank market” and (ii) deleting the phrase “In the event that such rate does not appear” in its entirety and substituting therefor the new phrase “With respect to clause (a) of the preceding sentence, in the event that such rate does not appear”.

(f)                                    Foreign Exchange Rate.  The definition of “Foreign Exchange Rate” contained in Section 1.1 is hereby amended in its entirety to read as follows:

“Foreign Exchange Rate” shall mean, with respect to any Foreign Currency on a particular date, the rate at which such Foreign Currency may be exchanged into Dollars, as set forth at approximately 11:00 a.m., London time, on such date on the Reuters World Currency Page for such Foreign Currency.  In the event that such rate does not, or ceases to, so appear on any Reuters World Currency Page, the “Foreign Exchange Rate” with respect to such Foreign Currency shall be determined by reference to such other publicly available source for determining exchange rates as may be agreed upon by the Administrative Agent and Viacom or, in the absence of such agreement, such “Foreign Exchange Rate” shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in the market where its foreign currency exchange operations in respect of such Foreign Currency are then being conducted, at or about 11:00 a.m., local time, on such date for the purchase of Dollars with such Foreign Currency for delivery two Business Days later.

(g)                                 Material Adverse Effect.  The definition of “Material Adverse Effect” contained in Section 1.1 is hereby amended by adding the following clause at the end thereof immediately preceding the period:

“, excluding any effects which may result from non-cash charges arising from SFAS No. 142 and/or SFAS No. 144, as applicable, issued by the Financial Accounting Standards Board”

(h)                                 Deletion of Certain Definitions.  The definitions “364-Day Credit Agreement”, “364-Day Facility Exposure”, “364-Day Facility Total Commitment” and “Existing Infinity Credit Agreement” contained in Section 1.1 are hereby deleted in their entirety.

(i)                                     Revolving Credit Loans.  Section 2.2(a) is hereby amended by deleting the phrase “in the case of Eurocurrency US$-Canadian Loans and Eurocurrency Revolving Loans” in its entirety and substituting therefor the new phrase “in the case of Eurocurrency US$-Canadian Loans and Eurocurrency Revolving Loans denominated in Dollars”.

(j)                                     Funding of Multi-Currency Revolving Loans.  Section 2.2(b) is hereby amended in its entirety to read as follows:

“(b)                           Each Lender or US-Canadian Lender, as applicable, shall make each Loan (other than (i) a Swingline Loan, as to which this Section 2.2 shall not apply, (ii) a C$ Loan, as to which Annex II shall govern, and (iii) a Multi-Currency Revolving Loan) to be made by it on the proposed date thereof by wire transfer of immediately available funds to the Administrative Agent in New York, New York, not later than 12:00 noon, New York City time (or, in connection with an ABR Loan to be made on the same day on which a notice is submitted, 12:30 p.m., New York City time) and the Administrative Agent shall by 3:00 p.m., New York City time, credit the amounts so received to the general deposit account of the relevant Borrower with the Administrative Agent.  Each US-Canadian Lender shall make each US$-Canadian Loan through a branch or Lender Affiliate of such US-Canadian Lender located in the United States (or as otherwise may be agreed from time to time between Viacom and such US-Canadian Lender).  Each Lender shall make each Multi-Currency Revolving Loan to be made by it on the proposed date thereof by wire transfer of immediately available funds to the Administrative Agent at its offices at J.P. Morgan Europe Limited, 125 London Wall, London, England EC2Y 5AJ, United Kingdom, not later than (A) in the case of any Multi-Currency Revolving Loan denominated in Euros or Sterling, 3:00 p.m., London time, or (B) in the case of any Multi-Currency Revolving Loan denominated in Yen, 3:00 p.m., Tokyo time, and the Administrative Agent shall by 3:00 p.m., New York City time, credit the amounts so received to the general deposit account of the relevant Borrower with the Administrative Agent.”

(k)                                  Swingline Loans.  Section 2.6(a) is hereby amended by adding the following proviso to the end of the first sentence thereof immediately preceding the period:

“; provided, that after giving effect to each Swingline Loan, the Total Revolving Facility Exposure shall not exceed the Total Revolving Commitment then in effect”

(l)                                     Obligations Absolute.  Section 2.6(f) is hereby amended by deleting the phrase “a Default or an Event of Default” in its entirety and substituting therefor the new phrase “a Default or an Event of Default (other than an Event of Default described in Article VI, paragraph (f) or (g), in the case of each Lender’s obligation to make Revolving Credit Loans pursuant to Section 2.6(c))”.

(m)                               Letters of Credit.  Section 2.7(a) is hereby amended by deleting the phrase “provided, that in no event shall the Aggregate LC Exposure exceed $750,000,000 at any time” in its entirety and substituting therefor the new phrase “provided, that (A) in no event shall the Aggregate LC Exposure exceed $750,000,000 at any time and (B) after giving effect to each issuance of a Letter of Credit, the Total Revolving Facility Exposure shall not exceed the Total Revolving Commitment then in effect”.

(n)                                 Determination of Dollar Equivalents.  Section 2.7(h)(i) is hereby amended by deleting the phrase “For all purposes of this Agreement” in its entirety and substituting therefor the new phrase “For all purposes of this Agreement (except as otherwise set forth in Section 2.22)”.

(o)                                 Interest on Loans.  Section 2.10(a) is hereby amended by deleting the phrase “the Eurocurrency Rate for the Interest Period in effect for such Loan plus the Margin” in its entirety and substituting therefor the new phrase “the Eurocurrency Rate for the Interest Period in effect for such Loan plus or minus (as the case may be) the Margin”.

(p)                                 Termination, Reduction and Increase of Commitments.  Section 2.13(c) is hereby amended by deleting the phrase “to an aggregate amount, when added to the aggregate amount of Total Commitments (as defined under the 364-Day Credit Agreement) under the 364-Day Credit Agreement, not to exceed $4,500,000,000” in its entirety and substituting therefor the new phrase “to an aggregate amount not to exceed $2,000,000,000”.

(q)                                 Increase or Decrease in Multi-Currency Sublimits.  Section 2.13(g) is hereby amended in its entirety to read as follows:

“(g)                           Upon a decrease, pursuant to Section 2.13(a) or (b), in the Total Revolving Commitments, Viacom may decrease the Total Multi-Currency Sublimit and/or the Multi-Currency Sublimit with respect to any or all Multi-Currencies, in each case in a minimum principal amount of $10,000,000 and in integral multiples of $1,000,000 in excess thereof.  No such termination or reduction shall be made if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, (i) the Multi-Currency Sublimit with respect to each applicable Multi-Currency would be less than the Multi-Currency Revolving Loans outstanding in such Multi-Currency at such time or (ii) the Total Multi-Currency Sublimit would be less than the outstanding principal amount of Multi-Currency Revolving Loans at such time. Upon an increase, pursuant to Section 2.13(c), in the Total Revolving Commitments or Total Canadian Commitments, as applicable, the Administrative Agent, with the consent of the Required Facility Lenders in respect of the relevant Facility, may increase the Total Multi-Currency Sublimit and/or the Multi-Currency Sublimit with respect to Canadian Dollars or any or all Multi-Currencies to an amount not in excess of the Total Canadian Commitments or Total Revolving Commitments, as applicable.”

(r)                                    Payments.  Section 2.19(a) is hereby amended by deleting the phrase “at its offices at Chase Manhattan International Ltd., 9 Thomas Moore Street, London E1-9YT United Kingdom” in its entirety and substituting therefor the new phrase “at its offices at J.P. Morgan Europe Limited, 125 London Wall, London, England EC2Y 5AJ, United Kingdom”.

(s)                                  Currency Equivalents.  Section 2.22(d) is hereby amended by deleting the phrase “the Commitment Utilization Percentage is greater than 110%” in its entirety and substituting therefor the new phrase “the Commitment Utilization Percentage (calculated without giving effect to clauses (a)(iii) and (b)(ii) contained in the definition thereof in Section 1.1) is greater than 110%”.

(t)                                    Dividends by Blockbuster Inc.  Section 5.4 is hereby amended by (i) deleting the word “and” at the end of subsection (e) thereof in its entirety, and (ii) adding the following new subsection (g) at the end thereof immediately preceding the period:

“; and

(g)                                 Blockbuster Inc. may pay a dividend to its shareholders in contemplation of, or otherwise in connection with, the Blockbuster Event”

(u)                                 Liens.  Section 5.5 is hereby amended by (i) deleting the word “and” at the end of subsection (d) thereof in its entirety, and (ii) adding the following new subsection (f) at the end thereof immediately preceding the period:

“; and

(f)                                    Liens securing Indebtedness permitted under Section 5.6(h), provided, that such Liens shall be non-recourse to Viacom and Viacom International and shall extend solely to the Property of Blockbuster Inc. and its Subsidiaries”

(v)                                 Limitation on Subsidiary Indebtedness.  Section 5.6 is hereby amended by (i) deleting the phrase “the declaration of a note payable dividend by any Subsidiary” set forth in subsection (b) thereof in its entirety and substituting therefor the new phrase “the declaration of any dividend (including a note payable dividend) by any Subsidiary”; (ii) deleting the phrase “existing at any time under the 364-Day Credit Agreement or under the Existing Infinity Credit Agreement” set forth in subsection (d) thereof in its entirety and substituting therefor the new phrase “existing at any time under the $3.0 Billion Five-Year Credit Agreement”; (iii) deleting the word “and” at the end of subsection (f) thereof in its entirety; (iv) replacing the period at the end thereof with a semicolon; and (v) adding the following new subsections (h) and (i) at the end thereof:

“(h)                           Indebtedness of Blockbuster Inc. and its Subsidiaries incurred after the Closing Date in contemplation of, or otherwise in connection with, the Blockbuster Event, provided that such Indebtedness shall be non-recourse to Viacom and its Subsidiaries (other than Blockbuster Inc. and its Subsidiaries); and

(i)                                     other Indebtedness set forth in Schedule 5.6(i).”

(w)                               Viacom Guarantee Payments.  Section 8.1(f) is hereby amended by deleting the phrase “at its offices at Chase Manhattan International Ltd., 9 Thomas Moore Street, London E1-9YT United Kingdom, in immediately available funds” in its entirety and substituting therefor the new phrase “at its offices at J.P. Morgan Europe Limited, 125 London Wall, London, England EC2Y 5AJ, United Kingdom, in the relevant Multi-Currency and in immediately available funds”.

(x)                                   Viacom International Guarantee Payments.  Section 8.2(f) is hereby amended by deleting the phrase “at its offices at Chase Manhattan International Ltd., 9 Thomas Moore Street, London E1-9YT United Kingdom, in immediately available funds” in its entirety and substituting therefor the new phrase “at its offices at J.P. Morgan Europe Limited, 125 London Wall, London, England EC2Y 5AJ, United Kingdom, in the relevant Multi-Currency and in immediately available funds”.

(y)                                 Notices.  Section 9.1(c) is hereby amended in its entirety to read as follows:

“(c)                            if to the Administrative Agent, to it at JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, Attention: James Stone (Telecopy No. (212) 270-4584), with a copy to (i) JPMorgan Chase Bank, Loan and Agency Services, 1111 Fannin Street, 10th Floor, Houston, Texas 77002, Attention: Valerie Grandinetti (Telecopy No. (713) 750-2358) and (ii) if such notice or other communication relates to a Multi-Currency Revolving Loan (including any Borrowing Request for a Multi-Currency Revolving Loan), J.P. Morgan Europe Limited, 125 London Wall, London, England EC2Y 5AJ, United Kingdom, Attention:  Caroline Walsh (Telecopy No. 011-44-207-777-2360);”

(z)                                   Successors and Assigns.  Section 9.4 is hereby amended by (i) deleting the phrase “Viacom and the Administrative Agent must give their prior written consent” set forth in subsection (b) thereof in its entirety and substituting therefor the new phrase “Viacom, the Administrative Agent and each Issuing Lender must give their prior written consent”; (ii) deleting the phrase “the written consent of Viacom and the Administrative Agent” set forth in subsection (e) thereof in its entirety and substituting therefor the new phrase “the written consent of Viacom, the Administrative Agent and each Issuing Lender”; (iii) deleting the phrase “the consent of any Borrower or the Agents” set forth in subsection (f) thereof in its entirety and substituting therefor the new phrase “the consent of any Borrower, the Agents or any Issuing Lender”; (iv) deleting the phrase “the prior written consent of any Borrower or the Administrative Agent” set forth in subsection (h) thereof in its entirety and substituting therefor the new phrase “the prior written consent of any Borrower, the Administrative Agent or any Issuing Lender”; and (v) deleting the phrase “the relevant Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Bank or to any financial institutions (consented to by such Borrower and the Administrative Agent)” set forth in subsection (i) thereof in its entirety and substituting therefor the new phrase “the relevant Borrower, the Administrative Agent and the Issuing Lenders and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Bank or to any financial institutions (consented to by such Borrower, the Administrative Agent and each Issuing Lender)”.

(aa)                            Indemnity.  Section 9.5(b) is hereby amended by deleting the phrase “will not apply to any Losses to the extent” in its entirety and substituting therefor the new phrase “will not apply to any Losses to which an Indemnified Person becomes subject to the extent”.

(bb)                          Amendments.  Section 9.8(b) is hereby amended by deleting the phrase “or (vi) amend, modify or waive any provision of Article VII” in its entirety and substituting therefor the new phrase “, (vi) amend, modify or waive Section 2.17(a) in a manner that would alter the pro rata allocation of payments required thereby without the prior written consent of all the Lenders, or (vii) amend, modify or waive any provision of Article VII”.

(cc)                            Form of Confidentiality Agreement.  The last paragraph of Exhibit D to the Credit Agreement is hereby amended by deleting the phrase “we shall be entitled to retain all Information and to use it” in its entirety and substituting therefor the new phrase “we shall be entitled to retain all Information for so long as we remain a Lender to use it”.

(dd)                          Form of Issuing Lender Agreement.  Exhibit F to the Credit Agreement is hereby deleted in its entirety and Exhibit F attached hereto is substituted therefor.

(ee)                            Schedule of Guarantees.  Schedule 1.1(a) to the Credit Agreement is hereby deleted in its entirety and Schedule 1.1(a) attached hereto is substituted therefor.

(ff)                                Schedule of Other Indebtedness.  Schedule 5.6(i) attached hereto is hereby made, and shall be deemed to be, Schedule 5.6(i) to the Credit Agreement.

SECTION 2.  Conditions of Effectiveness.  This Amendment shall become effective as of the date first above written (the “Effective Date”) when, and only when, (a) the $3.0 Billion Five-Year Credit Agreement (as defined in Section 1(a) above) shall have become effective pursuant to the terms thereof and (b) the Administrative Agent shall have received (i) counterparts of this Amendment executed by Viacom, the Required Lenders and the Administrative Agent (provided, that any Lender that executes the $3.0 Billion Five-Year Credit Agreement (as defined in Section 1(a) above) shall be deemed to have delivered a counterpart of this Amendment), and (ii) the consent of Viacom International, substantially in the form of Exhibit A hereto, duly executed by an authorized officer of Viacom International.

SECTION 3.  Representations and Warranties of Borrower.  The Borrower hereby represents and warrants as follows:

(a)                                  No Breach, etc.  None of the execution and delivery of this Amendment, the consummation of the transactions contemplated herein and in the Amended Agreement and compliance with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent under, the charter or By-laws (or other equivalent organizational documents) of the Borrower, or any applicable law or regulation, or any order, writ, injunction or decree of any Governmental Authority, or any material agreement or instrument to which Viacom or any of its Material Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of Viacom or any of its Material Subsidiaries pursuant to the terms of any such agreement or instrument.

(b)                                 Corporate Action.  The Borrower has all necessary corporate power and authority to execute and deliver this Amendment and to perform its obligations under this Amendment and the Amended Agreement; the execution and delivery by the Borrower of this Amendment, and the performance by the Borrower of this Amendment and the Amended Agreement, have been duly authorized by all necessary corporate action on the Borrower’s part; this Amendment has been duly and validly executed and delivered by the Borrower; and each of this Amendment and the Amended Agreement constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)                                  Approvals.  No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by the Borrower of this Amendment or for the validity or enforceability hereof.

SECTION 4. Reference to and Effect on the Existing Agreement.  (a) Upon the effectiveness of this Amendment: (i) each reference in the Existing Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Agreement shall mean and be a reference to the Amended Agreement; and (ii) each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Agreement shall mean and be a reference to the Amended Agreement.

(b)                                 Except as specifically amended above, the Existing Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under the Existing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Existing Agreement or any other Loan Document.

SECTION 5.  Execution in Counterparts.  This Amendment may be executed in two or more counterparts, each of which constitutes an original but all of which when taken together shall constitute but one contract.  In furtherance of the foregoing, it is understood and agreed that signatures hereto submitted by facsimile transmission shall be deemed to be, and shall constitute, original signatures.

SECTION 6.  Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.  Severability.  In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.  Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Remainder of the page left blank intentionally; Signature page to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

VIACOM INC.

By	/s/ ROBERT G. FREEDLINE
Name: Robert G. Freedline
Title: Senior Vice President and Treasurer

JPMORGAN CHASE BANK, as
Administrative Agent and as agent for the Lenders party to the $3.0 Billion Five-Year Credit Agreement

By	/s/ THOMAS H. KOZLARK
Name: Thomas H. Kozlark
Title: Vice President

Lenders

JPMORGAN CHASE BANK (as successor to The Chase Manhattan Bank), as a Lender

By	/s/ THOMAS H. KOZLARK
Name: Thomas H. Kozlark
Title: Vice President

JPMORGAN CHASE BANK, TORONTO BRANCH (as successor to The Chase Manhattan Bank, Toronto Branch), as a Lender

By	/s/ THOMAS H. KOZLARK
Name: Thomas H. Kozlark
Title: Vice President

CITIBANK, N.A., as a Lender

By	/s/ CAROLYN A. KEE
Name: Carolyn A. Kee
Title: Vice President

CITIBANK N.A., CANADIAN BRANCH, as a Lender

By	/s/ ADAM SHEPHERD
Name: Adam Shepherd
Title: Authorized Signer

BANK OF AMERICA, N.A., as a Lender

By	/s/ THOMAS J. KANE
Name: Thomas J. Kane
Title: Principal

BANK OF AMERICA, N.A. (acting through its Canada branch), as a Lender

By	/s/ NELSON LAM
Name: Nelson Lam
Title: Vice President

FLEET NATIONAL BANK, as a Lender

By	/s/ LAURA NEENAN
Name: Laura Neenan
Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION (as successor to The Sumitomo Bank, Limited), as a Lender

By	/s/ LEO E. PAGARIGAN
Name: Leo E. Pagarigan
Title: Senior Vice President

THE BANK OF NEW YORK, as a Lender

By	/s/ CYNTHIA L. ROGERS
Name: Cynthia L. Rogers
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH, as a Lender

By	/s/ LINDA TAM
Name: Linda Tam
Title: Authorized Signatory

DEUTSCHE BANK AG, NEW YORK BRANCH and/or CAYMAN ISLANDS BRANCH, as a Lender

By	/s/ DAVID G. DICKINSON, JR.
Name: David G. Dickinson, Jr.
Title: Director

By	/s/ WILLIAM W. MCGINTY
Name: William W. McGinty
Title: Director

DEUTSCHE BANK AG, CANADA BRANCH, as a Lender

By	/s/ ROBERT JOHNSON
Name: Robert Johnson
Title: Vice President

By	/s/ MARCELLUS LEUNG
Name: Marcellus Leung
Title: Assistant Vice President

MIZUHO CORPORATE BANK, LTD. (as successor in interest to The Dai-Ichi Kangyo Bank Ltd., The Fuji Bank, Limited, and The Industrial Bank of Japan, Limited), as a Lender

By	/s/ MARK GRONICH
Name: Mark Gronich
Title: Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By	/s/ [ILLEGIBLE]
Name:
Title:

By	/s/ [ILLEGIBLE]
Name:
Title:

BARCLAYS BANK PLC, as a Lender

By	/s/ L. PETER YETMAN
Name: L. Peter Yetman
Title: Director

UFJ BANK LIMITED (as successor to The Sanwa Bank, Limited, New York Branch, and The Tokai Bank, Limited, New York Branch), as a Lender

By
Name:
Title:

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender

By	/s/ BRIAN SMITH
Name: Brian Smith
Title: Director

By	/s/ BRIAN SCHNEIDER
Name: Brian Schneider
Title: Vice President

MELLON BANK, N.A., as a Lender

By	/s/ THOMAS J. TARASOVICH, JR.
Name: Thomas J. Tarasovich, Jr.
Title: Assistant Vice President

CREDIT SUISSE FIRST BOSTON, Acting Through Its Cayman Islands Branch, as a Lender

By	/s/ BILL O’DALY
Name: Bill O’Daly
Title: Director

By	/s/ CASSANDRA DROOGAN
Name: Cassandra Droogan
Title: Associate

CREDIT SUISSE FIRST BOSTON Toronto Branch, as a Lender

By	/s/ ALAIN DAOUST
Name: Alain Daoust
Title: Director

By	/s/ PETER CHAUVIN
Name: Peter Chauvin
Title: Vice President

BANK ONE, NA, as a Lender

By	/s/ JOHN E. GLISSON
Name: John E. Glisson
Title: Associate Director

BANK ONE, NA, CANADA BRANCH, as a Lender

By	/s/ JOHN E. GLISSON
Name: John E. Glisson
Title: Associate Director

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By	/s/ DAVID A. LUCAS
Name: David A. Lucas
Title: Senior Vice President

WACHOVIA BANK, N.A., as a Lender

By	/s/ RUSSELL J. LYONS
Name: Russell J. Lyons
Title: Vice President

WESTLB AG, NEW YORK BRANCH (as successor to Westdeutsche Landesbank Girozentrale, New York Branch), as a Lender

By	/s/ LUCIE L. GUERNSEY
Name: Lucie L. Guernsey
Title: Executive Director

By	/s/ RICHARD J. PEARSE
Name: Richard J. Pearse
Title: Executive Director

LLOYDS TSB BANK PLC, as a Lender

By	/s/ [ILLEGIBLE]
Name:
Title:

By	/s/ PETER T. DOYLE
Name: Peter T. Doyle
Title: Vice President, Corporate

THE NORINCHUKIN BANK, NEW YORK BRANCH, as a Lender

By	/s/ FUMIAKI ONO
Name: Fumiaki Ono
Title: General Manager

SUNTRUST BANK, as a Lender

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ABN AMRO BANK N.V., as a Lender

By	/s/ FRANCES O’R. LOGAN
Name: Frances O’R. Logan
Title: Managing Director

By	/s/ SHILPA PARANDEKAR
Name: Shilpa Parandekar
Title: Vice President

UBS AG, STAMFORD BRANCH, as a Lender

By	/s/ WILFRED V. SAINT
Name: Wilfred V. Saint
	Title:	Associate Director, Banking Products Services, US

By	/s/ BARBARA EZELL-MCMICHAEL
Name: Barbara Ezell-McMichael
	Title:	Associate Director, Banking Products Services, US

MERRILL LYNCH BANK USA, as a Lender

By	/s/ LOUIS ALDER
Name: Louis Alder
Title: Director

NATIONAL AUSTRALIA BANK LIMITED, as a Lender

By	/s/ EDUARDO SALAZAR
Name: Eduardo Salazar
Title: Senior Vice President

BANK OF SCOTLAND, as a Lender

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